Exhibit 10.29

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT

THIS THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND SECOND AMENDMENT TO SECURITY AGREEMENT (this “Third Amendment”), dated as of March 4, 2013, but effective as of December 7, 2012, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), each of the GRANTORS (as defined in the Security Agreement), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, Swingline Lender and Issuing Lender (the “Administrative Agent”) and as Secured Creditor (as defined in the Security Agreement), and the LENDERS (as defined in the Credit Agreement defined below), signing this Third Amendment.

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 21, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012 and that certain Second Amendment to Credit Agreement dated as of July 19, 2012 (as amended, the “Credit Agreement”) The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has informed the Administrative Agent that it has consummated an internal re-structuring for treasury purposes (the “Restructuring”) that resulted in the creation of two new subsidiaries: GPEG C.V., a Netherlands limited partnership (“GPEG C.V.”) and GPEG, LLC, a Delaware limited liability company (“GPEG, LLC”). Pursuant to the Restructuring, the Borrower contributed 100% of its Capital Stock in Global Power Netherlands BV to GPEG C.V. As a result of the consummation of the Restructuring, the Borrower holds a 99% limited partnership interest in GPEG C.V. and a 100% membership interest in GPEG, LLC. GPEG, LLC holds a 1% general partner interest in GPEG C.V.

C. The Investment of the Borrower in GPEG C.V. is not permitted pursuant to Section 8.3 of the Credit Agreement and, once GPEG, LLC becomes a Credit Party, its investment in GPEG C.V. similarly will not be permitted pursuant to Section 8.3 of the Credit Agreement. The contribution by the Borrower of the Capital Stock of Global Power Netherlands BV to GPEG C.V. was not permitted by Section 8.5 of the Credit Agreement.

D. To effectuate the Restructuring, the Borrower has requested certain amendments to (i) the Credit Agreement and (ii) a schedule to the Security Agreement.

E. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

F. The Secured Creditor and the Grantors hereby agree to amend the Security Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Grantors (as defined in the Security Agreement), the Required Lenders and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

“GPEG C.V.” means GPEG, C.V., a Netherlands limited partnership.

“GPEG, LLC” means GPEG, LLC, a Delaware limited liability company.

“Third Amendment” means that certain Third Amendment and Limited Waiver to Credit Agreement and Second Amendment to Security Agreement, dated as of February     , 2013, but effective as of December 7, 2012, among the Borrower, each of the Grantors, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means December 7, 2012.

(b) Section 6.2 of the Credit Agreement is hereby amended to read as follows:

6.2 Ownership. Each Subsidiary of each Credit Party as of the Third Amendment Effective Date is listed on Schedule 6.2. As of the Third Amendment Effective Date, the capitalization of each Credit Party and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.2. All outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable and not subject to any preemptive or similar rights, except as described in Schedule 6.2. The shareholders or other owners, as applicable, of each Credit Party (other than the Borrower) and its Subsidiaries and the number of shares owned by each as of the Third Amendment Effective Date are described on Schedule 6.2. As of the Third Amendment Effective Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Capital Stock of any Credit Party or any Subsidiary thereof, except as described on Schedule 6.2.

(c) The term “Servicing Joint Venture Package” in the second sentence of Section 7.18(a) of the Credit Agreement is hereby amended to read “Servicing Joint Venture Proposal Package”.

(d) Section 7.19 of the Credit Agreement is hereby amended to read as follows:

7.19 Foreign Counsel Opinions.

(a) If, at any time, any First Tier Foreign Subsidiary (other than GPEG C.V.) shall (a) generate 10% or more of Consolidated EBITDA or (b) own 10% or more of the consolidated total assets of the Borrower and its Subsidiaries, in each case, for at least two (2) consecutive fiscal quarters, the Borrower shall provide favorable opinions of local foreign counsel, addressed to the Administrative Agent and each Lender, as to the perfection of the security interest in sixty-six percent (66%) of the total outstanding voting Capital Stock (and one hundred percent (100%) of the non-voting Capital Stock) of such First Tier Foreign Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent.

(b) If, at any time, GPEG C.V. and its Subsidiaries shall (a) generate 25% or more of Consolidated EBITDA or (b) own 25% or more of the consolidated total assets of the Borrower and its Subsidiaries, in each case, for at least two (2) consecutive fiscal quarters, the Borrower shall provide favorable opinions of local Dutch counsel, addressed to the Administrative Agent and each Lender, as to the perfection of the security interest in sixty-six percent (66%) of the total outstanding voting Capital Stock (and one hundred percent (100%) of the non-voting Capital Stock) of GPEG C.V. in form and substance reasonably satisfactory to the Administrative Agent.

(e) Section 8.3(a) of the Credit Agreement is hereby amended to read as follows:

(a) (i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date, (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 8.3, (iii) Investments made after the Closing Date by any Credit Party in (A) any other Credit Party or (B) in any Non-Guarantor Subsidiary, provided that such Investment in a Non-Guarantor Subsidiary is either (i) a loan, in which the debt in respect thereof by such Non-Guarantor Subsidiary conforms with the requirements of clause (ii) of Section 8.1(g), or (ii) a Permitted Acquisition, (iv) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary and (v) an Investment (A) by the Borrower consisting of a 99% limited partnership interest in the Capital Stock of GPEG C.V. and (B) by GPEG, LLC consisting of a 1% general partnership interest in the Capital Stock of GPEG C.V.;

(f) Section 8.5 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (k) thereof, (ii) deleting the “.” at the end of clause (l) thereof and substituting “; and” in lieu thereof and (iii) adding the following clause (m) thereto to read as follows:

(m) the contribution by the Borrower of 100% of the Capital Stock of Global Power Netherlands BV to GPEG C.V..

(g) Schedule 6.2 of the Credit Agreement is hereby amended to be in the form of Schedule 6.2 to this Third Amendment.

2. WAIVER. Subject to the conditions of effectiveness set forth in Section 5 hereof, the Administrative Agent and the Required Lenders hereby agree, on a one-time only basis, to (a) waive any Default or Event of Default that has occurred as a result of the failure of the Borrower to make the deliveries required by Section 7.14 of the Credit Agreement within 30 days after the creation of GPEG, LLC, (b) waive any Default or Event of Default that has occurred during the third fiscal quarter of 2012 as a result of the Borrower’s failure to comply with the provisions of Section 7.19(b) of the Credit Agreement in existence immediately prior to the effectiveness of this Third Amendment and (c) waive the delivery of the legal opinion with respect to Global Power Netherlands BV required by Section 7.19(b) of the Credit Agreement in existence immediately prior to the effectiveness of this Third Amendment. The foregoing waivers are limited and shall not, by implication or otherwise, constitute a waiver of or consent to not comply with any other provision of the Credit Agreement or any other Loan Document.

3. AMENDMENT TO SECURITY AGREEMENT.

(a) Schedule 13 of the Security Agreement is hereby amended to be in the form of Schedule 13 attached to this Third Amendment.

4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments set forth in Section 1 hereof and the Waiver set forth in Section 2 hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Third Amendment, (ii) this Third Amendment has been duly executed and delivered by the Borrower, and (iii) each of this Third Amendment and the Credit Agreement and the Security Agreement, each as amended hereby, constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d) neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to Borrower, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower) is required for the execution, delivery or performance by the Borrower of this Third Amendment.

5. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall be effective as of the Third Amendment Effective Date subject to satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor and each Grantor;

(c) the Administrative Agent shall have received counterparts of the Guaranty Supplement No.4 executed by GPEG, LLC and the Administrative Agent;

(d) the Administrative Agent shall have received counterparts of the Security Agreement Joinder No.4 executed by GPEG, LLC and the Administrative Agent;

(e) the Administrative Agent shall have received a certificate of a Responsible Officer of GPEG, LLC, certifying as to the incumbency and genuineness of the signature of each manager of GPEG, LLC executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (i) the certificate of organization or formation of GPEG, LLC and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization or formation, (ii) the operating agreement or other governing document of GPEG, LLC as in effect on the date hereof, (iii) resolutions duly adopted by the managers of GPEG, LLC authorizing and approving the transactions contemplated by the Loan Documents and the execution, delivery and performance of the Loan Documents to which it is a party, and (iv) certificates as of a recent date of the good standing of GPEG, LLC under the laws of its jurisdiction of organization and each other jurisdiction where GPEG, LLC is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that GPEG, LLC has filed required tax returns and owes no delinquent taxes; and

(f) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

6. REFERENCE TO THE CREDIT AGREEMENT AND SECURITY AGREEMENT.

(a) Upon the effectiveness of this Third Amendment, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby and (ii) each reference in the Security Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Security Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

(c) The Security Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

8. SUBSIDIARY GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement.

9. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

10. GOVERNING LAW. This Third Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Third Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

13. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ David L. Willis
Name:	David L. Willis
Title:	Senior Vice President and Chief Financial Officer

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Secured Creditor, Swingline Lender, the Issuing Lender and Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Vice President

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page

U.S. BANK, NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:	/s/ Chris Dolence
Name:	Chris Dolence
Title:	Vice President

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Allen K. King
Name:	Allen K. King
Title:	SVP

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS AND AS GRANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

BRADEN MANUFACTURING, L.L.C.

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

WILLIAMS INDUSTRIAL SERVICES, LLC

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

WILLIAMS SPECIALTY SERVICES, LLC

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page

WILLIAMS PLANT SERVICES, LLC

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

WILLIAMS GLOBAL SERVICES, INC.

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

KOONTZ-WAGNER CUSTOM CONTROLS
HOLDING LLC

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page

TOG HOLDINGS, INC.

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

TOG MANUFACTURING COMPANY, INC.

By:	/s/ David L. Willis
Print Name: David L. Willis
Print Title: Chief Financial Officer

THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

AND SECOND AMENDMENT TO SECURITY AGREEMENT – Signature Page